LEEB RESOURCES FUND

Supplement to the Prospectus dated June 30, 2011

Supplement dated March 14, 2012

The Board of Trustees has determined to redeem all outstanding shares of the Leeb Resources Fund (the “Fund”) and to cease operations of the Fund due to the adviser’s decision that it is no longer economically viable to continue managing the Fund as a result of the Fund’s small asset size and increasing regulatory and operating costs borne by the adviser.

The Fund is no longer accepting purchase orders for its shares and it will close effective as of April 20, 2012. Shareholders may redeem Fund shares at any time prior to this closing date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to April 20, 2012 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer for deposit into your brokerage account.

The Fund is no longer pursuing its investment objective. All holdings in the Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

***Please note that the Adviser will continue to manage the Leeb Focus Fund (LCMFX) (the “Focus Fund”) with the objective of long-term capital appreciation, consistent with the preservation of capital. In closing the Leeb Resources Fund, the Adviser will be able to concentrate more of its intellectual and financial assets towards the Leeb Focus Fund. To learn more, please visit www.leebfunds.com.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated June 30, 2011 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (866) 400-5332 or visiting www.leebfunds.com.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Focus Fund before investing. The Focus Fund’s prospectus contains this and other information about the Focus Fund, and should be read carefully before investing. The Focus Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Focus Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Focus Fund’s prospectus by calling 1-866-400-LEEB (5332) or by downloading one at www.leebfunds.com.

The Leeb Focus Fund is distributed by Unified Financial Securities, 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208-4715 (Member FINRA)